UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2005

Panera Bread Company
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6710 Clayton Road, Richmond Heights, MO		63117
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (314) 633-7100
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated September 22, 2005, announcing that it has reached an agreement to purchase 23 franchise bakery-cafes (two of which are under construction and one of which has been recently completed) and the area development rights for certain markets in Indiana from its area developer.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated September 22, 2005 (furnished pursuant to Item (7.01)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President, Chief Financial Officer

Date: September 22, 2005

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated September 22, 2005 (furnished pursuant to Item 7.01)